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                                                                   Exhibit 10.15


                                                                  EXECUTION COPY

                                 PRINTCAFE, INC.


                           FIFTH AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT





                                DECEMBER 31, 2001




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                                TABLE OF CONTENTS

                                                                           PAGE


1.           REGISTRATION RIGHTS............................................2
      1.1    Definitions....................................................2
      1.2    Requested Registration.........................................3
      1.3    Company Registration...........................................4
      1.4    Form S-3 Registration..........................................4
      1.5    Obligations of the Company.....................................5
      1.6    Furnish Information............................................7
      1.7    Expenses of Registration.......................................7
      1.8    Underwriting Requirements......................................7
      1.9    Delay of Registration..........................................8
      1.10   Indemnification................................................8
      1.11   Reports Under Securities Exchange Act of 1934.................10
      1.12   Assignment of Registration Rights.............................11
      1.13   Market-Standoff Agreement.....................................11
      1.14   Termination of Registration Rights............................12
      1.15   Investor Acts.................................................12

2.           COVENANTS OF THE COMPANY......................................12
      2.1    Canadian Securities Filings...................................12
      2.2    Delivery of Financial Statements and Other Information........12
      2.3    Inspection....................................................13
      2.4    Termination of Covenants......................................14
      2.5    Limitations on Subsequent Registration Rights.................14

3.           MISCELLANEOUS.................................................14
      3.1    Successors and Assigns........................................14
      3.2    Amendments and Waivers........................................15
      3.3    Notices.......................................................15
      3.4    Severability..................................................15
      3.5    Governing Law.................................................15
      3.6    Counterparts..................................................15
      3.7    Titles and Subtitles..........................................15
      3.8    Aggregation of Stock..........................................15
      3.9    Confidentiality...............................................16
      3.10   Expenses......................................................16
      3.11   Stock Splits..................................................16
      3.12   Future Changes in Registration Requirements...................16
      3.13   Entire Agreement..............................................16
      3.14   Further Assurances............................................16
      3.15   Injunctive Relief.............................................16


                                      -i-


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                                 PRINTCAFE, INC.

                           FIFTH AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


         This Fifth Amended and Restated Investors' Rights Agreement (this "AGREEMENT") is made as of December 31, 2001 by and among printCafe, Inc., a Delaware corporation (the "COMPANY"), Creo SRL, a Barbados restricted liability society ("CREO"), as the holder of all of the Company's issued and outstanding Series B Preferred Stock, the Series C Preferred Stock investors listed on EXHIBIT B hereto (each, a "SERIES C INVESTOR" and, collectively, the "SERIES C INVESTORS"), the Series D Preferred Stock investors listed on EXHIBIT C hereto (each, a "SERIES D INVESTOR" and, collectively, the "SERIES D INVESTORS"), the common stock investors listed on EXHIBIT D hereto (the "COMMON STOCK INVESTORS"), the Series E-1 Preferred Stock investors listed on EXHIBIT E hereto (each, a "SERIES E INVESTOR" and, collectively, the "SERIES E INVESTORS"), and the Series F Preferred Stock Investors listed on EXHIBIT F hereto (each, a "SERIES F INVESTOR" and collectively, the "SERIES F INVESTORS").

                                    RECITALS

         WHEREAS, the Company, Creo, the Series C Investors, the Common Stock Investors, the Series D Investors, and the Series E Investors have previously entered into that certain Fourth Amended and Restated Investors' Rights Agreement dated as of October 30, 2000 (the "PRIOR RIGHTS AGREEMENT").

         WHEREAS, the Company and the Series F Investors have entered into a Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Company desires to sell to such Investors, and such Investors desire to purchase from the Company, and shares of the Company's Series F Preferred Stock (collectively, the "SERIES F PREFERRED STOCK").

         WHEREAS, a condition to the obligations of the Series F Investors under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Holders with (i) certain rights to register Registrable Securities (as defined in Section 1 below) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and (ii) certain rights to receive or inspect information pertaining to the Company.

         WHEREAS, the Company, Creo, the Series C Investors, the Common Stock Investors, the Series D Investors and the Series E Investors each desire to amend and restate the Prior Rights Agreement to add the Series F Investors as parties to this Agreement and make certain other changes.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:

         A. AMENDMENTS OF PRIOR RIGHTS AGREEMENT; WAIVER OF RIGHT OF FIRST OFFER. Effective and contingent upon execution of this Agreement by the Company, Creo, each of the


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Series C Investors, each of the Series D Investors, each of the Series E
Investors and each of the Common Stock Investors, the Prior Rights Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Holders hereby agree to be bound by the provisions hereof as the sole agreement of the Company and the Holders with respect to registration rights of the Registrable Securities and certain other rights, as set forth herein. Each party to this Agreement that is a Major Investor, as such term is defined in the Company's Certificate of Incorporation, hereby waives its respective Right of First Offer, including the notice requirements, set forth in the Company's Certificate of Incorporation with respect to the issuance of the Series F Preferred Stock to the Series F Investors.

         1. REGISTRATION RIGHTS. The Company and the Holders covenant and agree as follows:

              1.1 DEFINITIONS. For purposes of this Section 1:

                  (a) "EXCLUDED REGISTRATION" means any registration (i) on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, (ii) in connection with an exchange offer or offering solely to the Company's stockholders, (iii) on Form S-1 or Form S-3 or any successor forms thereto solely in connection with mergers or acquisitions conducted or contemplated by the Company or (iv) the IPO;

                  (b) "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company's subsequent public filings under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT");

                  (c) "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 of this Agreement;

                  (d) "PREFERRED STOCK" means, collectively, the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E-1 Preferred Stock, and Series F Preferred Stock, issued or issuable to the Holders.

                  (e) "IPO" shall have the meaning assigned to such term in the Company's Certificate of Incorporation.

                  (f) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (g) "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (including the shares of Series F Preferred Stock issued or issuable upon the exercise of the warrant issued to Iris Graphics, Inc. in connection with the transactions contemplated by the Credit Agreement between the Company and Iris Graphics, Inc. dated December 31, 2001), (ii) the Common Stock Investors' Shares, (iii) the shares of Common Stock issued or issuable upon exercise of the Warrants issued to Creo and


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Mellon Ventures II, L.P. ("MELLON") pursuant to the terms of that certain Note
Purchase Agreement, dated as of July 14, 2000, by and among Mellon, Creo and the Company, (iv) the shares of Common Stock issued or issuable upon exercise of the Warrants issued to Creo and Mellon pursuant to the terms of that certain Note Purchase Agreement, dated as of September 27, 2001, (v) the shares of Common Stock issued or issuable upon conversion of the shares of Series E-1 Preferred Stock issued or issuable upon exercise of the Warrants issued to Creo and Mellon pursuant to the terms of that certain Note Purchase Agreement, dated as of November 28, 2001, and (vi) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split, recapitalization or other similar event or distribution with respect to, or in exchange for or in replacement of, the shares listed in clauses (i), (ii), (iii), (iv), or (v) above; PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction (including, without limitation, pursuant to Rule 144 under the Securities Act), or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                  (h) "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                  (i) "SEC" means the Securities and Exchange Commission.

         1.2 REQUESTED REGISTRATION. If the Company shall receive a written request from the Holders of (i) at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock then outstanding (voting together as a single class), (ii) at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock and Series D Preferred Stock then outstanding (voting together as a single class), (iii) at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series E-1 Preferred Stock then outstanding (voting together as a single class), or (iv) at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series F Preferred stock then outstanding (voting together as a single class), that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate market value of not less than $10,000,000, then the Company shall promptly, and in no event more than ten (10) days following receipt of such request, give written notice of such request to all other Holders and shall, subject to the provisions of
Section 1.8, use its best efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 3.3. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration statement under this
Section 1.2:


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                  (a) prior to the date that is six months after the Company's
IPO;

                  (b) after the Company has effected two registration statements pursuant to this Section 1.2 and such registration statements have been declared or ordered effective and have remained effective until the earlier of (A) 120 days after the date of effectiveness, and (B) the date all Registrable Securities registered thereunder have been sold; PROVIDED, HOWEVER, that if the Company has withdrawn or abandoned such registration due to the fraud, material misstatement or omission of a material fact of a Holder participating in such registration, such withdrawn or abandoned registration shall count as one of the two registration statements the Company is obligated to effect under this
Section 1.2;

                  (c) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer the filing of such registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.2, PROVIDED, HOWEVER, that the Company shall not exercise such right (or the equivalent right set forth in Section 1.4(b)) more than once in any six (6) month period; or

                  (d) during the period starting sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of any registration subject to Section
1.3 hereof, PROVIDED, HOWEVER, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

         1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities other than in connection with an Excluded Registration, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, use its best efforts to register under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered by including such Registrable Securities in the Company registration statement filed pursuant to this Section 1.3. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7.

         1.4 FORM S-3 REGISTRATION. If the Company shall receive from any Holder or Holders of not less than five percent (5%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 or its successor form and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders (a "FORM S-3 Registration"), the Company will:


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                  (a) promptly, and in no event more than five (5) business days following receipt of such request, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to participate in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of such Form S-3 Registration for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4, PROVIDED, HOWEVER, that the Company shall not exercise such right (or the equivalent rights set forth in Section 1.2(d)) more than once in any six (6) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two Form S-3 Registrations for the Holders pursuant to this
Section 1.4 and such Form S-3 Registrations have been declared or ordered effective and have remained effective until the earlier of (A) 120 days after the date of effectiveness, and (B) the date all Registrable Securities registered thereunder have been sold; PROVIDED, HOWEVER, that if the Company has withdrawn or abandoned such Form S-3 Registration due to the fraud, material misstatement or omission of a material fact of a Holder participating in such Form S-3 Registration, such withdrawn or abandoned registration shall count as one of the two Form S-3 Registrations the Company is obligated to effect under this Section 1.4 in any 12 month period; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

         1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities


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registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request (and in such quantities as they reasonably request) in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering effected pursuant to Section 1.2 or 1.3, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement (i) when such registration statement, or any post-effective amendment thereto, shall have become effective, (ii) of the receipt of any comments from the SEC, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement of the initiation of proceedings for that purpose, and (iv) at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                  (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such


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Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 1.2 or Section 1.4, whichever is applicable.

         1.7 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to this Section 1 for each Holder, including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company. The Company shall pay all expenses in connection with any registration initiated pursuant to Section 1 which is withdrawn, delayed or abandoned at the request of the Company or the Holders participating in such registration, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a Holder participating in such registration, in which case, the Holder whose fraud, material misstatement or omission of a material fact caused the withdrawal, delay or abandonment of such registration statement shall pay all of the foregoing expenses related to such registration statement.

         1.8 UNDERWRITING REQUIREMENTS. If the registration of which the Company gives notice under Section 1.3 is for a registered public offering involving an underwriting, then the Company shall so advise the Holders as part of the written notice given pursuant to Section 1.3. In such event, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine


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in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be allocated, first, to the Company, second, pro rata among the Holders requesting inclusion in such registration and, if the Holders were able to sell all Registrable Securities that they desired to sell, third, pro rata among the remaining selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). No such reduction shall reduce the amount of securities of the selling Holders included in such registration below twenty percent (20%) of the total amount of securities included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If the Holder or holder disapproves of the terms of any such underwritten offering, such person may elect to withdraw therefrom by written notice to the Company and the underwriters. Any securities excluded or withdrawn from such underwritten offering shall be excluded and withdrawn from such registration and, in the case of withdrawn shares, shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING STOCKHOLDER," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

         1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, each of its officers, directors, partners and members, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary

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prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) Each selling Holder will, if Registrable Securities held by such Holder are included in the registration which is the subject of any losses, claims, damages or liabilities arising out of or relating to a Violation, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon such Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and the Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 and any similar or successor forms for the sale of their Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to an affiliate or partner of such Holder or a transferee or assignee of at least 100,000 of such Holder's Registrable Securities (or all of such Holder's Registrable Securities if such Holder holds less than 100,000 Registrable Securities); PROVIDED, HOWEVER, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such affiliate, partner, transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the affiliate, partner, transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; PROVIDED, HOWEVER, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

         1.13 MARKET-STANDOFF AGREEMENT.

                  (a) MARKET-STANDOFF PERIOD; AGREEMENT. In connection with an IPO and upon request of the Company or the underwriters managing such offering of the Company's securities (the "MANAGING Underwriters"), each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities of the Company (the "RESTRICTED STOCK") without the prior written consent of the Company or the Managing Underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or the Managing Underwriters and to execute an agreement reflecting the foregoing as may be requested by the Managing Underwriters at the time of the Company's IPO (the "UNDERWRITER'S LOCKUP AGREEMENT").

                  (b) LIMITATIONS. The obligations described in Section 1.13(a) shall apply only if all executive officers, directors and one percent (1%) stockholders of the Company and any other persons having registration rights enter into similar agreements. If the Managing Underwriters agree to waive or release any of the restrictions set forth in the Underwriter's Lockup Agreement, such waiver or release must apply, on a pro rata basis, to all holders of Registrable Securities.

                  (c) STOP-TRANSFER INSTRUCTIONS. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.13(a)).

                  (d) TRANSFEREES BOUND. Each Holder agrees that it will not transfer Registrable Securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.13.

         1.14 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 if Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3) month period without registration and without compliance with the manner of sale restrictions of Rule 144(f), except for such Holder's rights set forth in Section 1.3 hereof if such Holder is the record owner of Registrable Securities representing more than two percent (2%) of the capital stock of the Company (on a fully diluted, as converted to Common Stock basis).

         1.15 INVESTOR ACTS. Whenever under this Section 1 the Holders are registering Registrable Securities pursuant to any registration statement, the Holder agrees to (i) timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Securities and (ii) convert all shares of Preferred Stock, Class B Common Stock and Class C Common Stock included in any registration statement to shares of Class A Common Stock, such conversion to be effective at the closing of such offering pursuant to such registration statement.

     2. COVENANTS OF THE COMPANY.

         2.1 CANADIAN SECURITIES FILINGS. Whenever required under Section 1.2 or
Section 1.3 to effect the registration of any Registrable Securities or otherwise whenever the Company undertakes any public offering of its securities, the Company shall, as soon as reasonably practicable after the filing of any registration statement, prepare and file in British Columbia, Canada a preliminary and final prospectus in accordance with the Securities Act (British Columbia), as amended, to do all things reasonably necessary or desirable as and when required by law to obtain a receipt therefor from the British Columbia Securities Commission in order to obtain reporting issuer status in British Columbia.

         2.2 DELIVERY OF FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver to each Holder of at least 100,000 shares of Registrable Securities (other than a Holder reasonably deemed by the Company to be a competitor of the Company, which for this purpose shall not include any of the initial Holders who are signatories to this Agreement or affiliates of such initial Holders):

                  (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                  (b) as soon as practicable, but in any event within thirty
(30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited operating statement, statement of cash flows and balance sheet as of the end of such fiscal quarter;

                  (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company as well as financial and operating statements compared to such budget; and

                  (d) with respect to the financial statements called for in subsections (a) and (b) of this Section 2.2, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so and such change is approved in writing by the Company's independent public accountants; and

                  (e) as soon as practicable, copies of any material press releases issued by the Company, notice of the filing of any registration statement with respect to the Company's equity securities, notice of issuance of the Company's equity securities (other than pursuant to the exercise of options or warrants therefor), and notice of the occurrence of any other material corporate events.

         2.3 INSPECTION. The Company shall permit each Holder of at least 100,000 shares of Registrable Securities (except for a Holder reasonably deemed by the Company to be a competitor of the Company, which for this purpose shall not include any of the initial Holders who are signatories to this Agreement or affiliates of such initial Holders), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; PROVIDED, HOWEVER, that any Holder or employee, agent or representative of such Holder, as the case may be, agrees to hold all information confidential on the terms set forth in Section 3.9 hereof; PROVIDED, FURTHER, that the Company shall not be obligated pursuant to this Section 2.3 to provide access to (a) any information which it reasonably considers to be a trade secret or similar confidential information, or (b) any information which it deems in good faith would adversely affect the attorney-client privilege.

         2.4 TERMINATION OF COVENANTS.

                  (a) The covenants set forth in Sections 2.2 and Section 2.3 shall terminate as to each Holder and be of no further force or effect immediately prior to the consummation of a IPO.

                  (b) The covenants set forth in Sections 2.2 and 2.3 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.4(a) above.

         2.5 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of (a) holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, (b) holders of at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class, (c) holders of at least a majority of the then outstanding shares of Series D Preferred Stock, voting together as a single class, (d) holders of at least eighty-one percent (81%) of the then outstanding shares of Series E-1 Preferred Stock, voting together as a single class, and (f) holders of at least seventy-five percent (75%) of the then outstanding shares of Series F Preferred Stock, voting together as a single class, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration filed under this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of Registrable Securities of the Holders which is included or would materially affect the marketability of the offering as determined by the managing underwriter or (ii) to have registration rights superior to or otherwise more favorable than, or which limit in any material respect, the registration rights of the Holders set forth in this Agreement.

     3. MISCELLANEOUS.

         3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including permitted transferees of any of the Holders). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, (c) the holders of a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class, (d) the holders of a majority of the then outstanding shares of Series D Preferred Stock, voting together as a single class, (e) the holders of at least eighty-one percent (81%) of the then outstanding shares of Series E-1 Preferred Stock, voting together as a single class, and (f) holders of at least seventy-five percent (75%) of the then outstanding shares of Series F Preferred Stock, voting together as a single class. In addition to the consent required by the preceding sentence, Section 1.13 hereof may be amended or waived only with the written consent of any holder of Registrable Securities that is an investment company under the Investment Company Act of 1940, as amended. Any amendment or waiver effected in accordance with this Section 3.2 shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

         3.3 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or five (5) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page hereto with respect to notices to the Company or the exhibits hereto with respect to notices to the Holders or, in each case, as subsequently modified by written notice.

         3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

         3.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         3.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.8 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         3.9 CONFIDENTIALITY. Each Holder agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary, secret or non-public information which such Holder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Holder pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; PROVIDED, HOWEVER, that a Holder may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Registrable Securities from such Holder as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 3.9, (iii) on a confidential basis to any affiliate or partner of such Holder or (iv) as required by applicable law. Notwithstanding the foregoing, any Holder may disclose summary financial information and a narrative description of the Company's business to partners or potential partners of such Holder.

         3.10 EXPENSES. If any action at law or in equity is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.11 STOCK SPLITS. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock divided, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

         3.12 FUTURE CHANGES IN REGISTRATION REQUIREMENTS. In the event the registration requirements under the Securities Act are eliminated to accommodate a "company registration" or similar approach, this Agreement shall be deemed to be amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide the Holders, pursuant to Section 1.3, of Registrable Securities equivalent benefits to those provided under this Agreement.

         3.13 ENTIRE AGREEMENT. This Agreement and the other Transaction Documents (as defined in the Purchase Agreement) constitute the entire agreement between the Company and the Investors relative to the subject matter hereof and thereof. Any previous agreement or negotiations between the Company and the Investors concerning the subject matter hereof is superseded by this Agreement and the Transaction Documents except for any agreements relating to confidentiality.

         3.14 FURTHER ASSURANCES. Each party hereto agrees to execute and deliver all such further instruments and documents and take all such other actions as another party may reasonably request in order to carry out the intent and purposes of this Agreement.

         3.15 INJUNCTIVE RELIEF. Each of the parties hereto hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, except as otherwise provided in Section 1.9, in the event of a breach of any material provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not he precluded from seeking or obtaining any other relief to which it may be entitled.

                            [Signature Pages Follow]

         The parties have executed this Fifth Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             PRINTCAFE, INC.


                             By:  /s/ Marc D. Olin
                                 -------------------------------
                             Name: Marc D. Olin
                             Title: President and Chief Executive Officer


                             Address:   40 24th Street
                                        Pittsburgh, PA  15222
                                        Attn: President
                                        Fax: (412) 456-1151





SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             SERIES B INVESTOR:


                             CREO SRL


                             By: /s/ Chris G. Evans
                                ------------------------------
                             Name: Chris G. Evans
                             Title: Manager



SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             SERIES C INVESTORS:


                             MELLON VENTURES II, L.P.
                             By its general partner
                             MVMA II L.P.

                             By its general partner MVMA
                             Inc.


                             By: /s/ Ryan Busch
                                ------------------------------
                             Name: Ryan Busch
                             Title: Vice President


                             KEY PRINCIPAL PARTNERS LLC


                             By:
                                ------------------------------
                             Name:
                             Title:


                             BANCBOSTON CAPITAL INC.


                             By:
                                ------------------------------
                             Name:
                             Title:


SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             SERIES D INVESTORS:


                             MELLON VENTURES II, L.P.
                             By its general partner
                             MVMA II L.P.

                             By its general partner MVMA
                             Inc.


                             By:  /s/ Ryan Busch
                                 -----------------------------
                             Name: Ryan Busch
                             Title: Vice President



SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             SERIES E INVESTORS:

                             MELLON VENTURES II, L.P.
                             By its general partner
                             MVMA II L.P.

                             By its general partner MVMA
                             Inc.


                             By:  /s/ Ryan Busch
                                 -----------------------------
                             Name: Ryan Busch
                             Title: Vice President


                             CREO SRL

                             By:  /s/ Chris G. Evans
                                 -----------------------------
                             Name: Chris G. Evans
                             Title: Manager


                             HARBOURVEST PARTNERS VI -
                             DIRECT FUND L.P.

                             By: HarbourVest VI - Direct Associates LLC

                             By: HarbourVest Partners, LLC

                             By:  /s/ Robert Wadsworth
                                 -----------------------------
                             Name: Robert M. Wadsworth
                             Title: Managing Director


                             SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                             By: J. & W. Seligman & Co. Incorporated,
                                 its investment adviser


                             By:  /s/ Vishal Saluja
                                 -----------------------------
                             Name: Vishal Saluja
                             Title: Senior Vice President


SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             WPG SOFTWARE FUND, L.P.
                             By:      Weiss, Peck & Greer, L.L.C.,
                                      its General Partner


                             By:  /s/ Benjamin James Taylor
                                 -----------------------------
                             Name: Benjamin James Taylor
                             Title:


                             WPG INSTITUTIONAL SOFTWARE FUND, L.P.
                             By:      Weiss, Peck & Greer, L.L.C.
                                      its General Partner


                             By:  /s/ Benjamin James Taylor
                                 -----------------------------
                             Name: Benjamin James Taylor
                             Title:


                             WPG RAYTHEON SOFTWARE FUND, L.P.
                             By:      Weiss, Peck & Greer, L.L.C.
                                      its General Partner

                             By:  /s/ Benjamin James Taylor
                                 -----------------------------
                             Name: Benjamin James Taylor
                             Title:


SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             SERIES F INVESTORS:


                             MELLON VENTURES II, L.P.
                             By its general partner
                             MVMA II L.P.

                             By its general partner MVMA
                             Inc.


                             By:  /s/ Ryan Busch
                                 -----------------------------
                             Name: Ryan Busch
                             Title: Vice President


                             HARBOURVEST PARTNERS VI -
                             DIRECT FUND L.P.

                             By:      HarbourVest VI - Direct Associates LLC

                                      By:  HarbourVest Partners, LLC

                                           By: /s/ Robert Wadsworth
                                               ---------------------------
                                           Name: Robert Wadsworth
                                           Title: Managing Director

                             SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                             By:  J. & W. Seligman & Co. Incorporated,
                                  its investment adviser


                             By:  /s/ Vishal Saluja
                                 -----------------------------
                                 Name: Vishal Saluja
                                 Title: Senior Vice President


SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                             WEISS, PECK & GREER, L.L.C.


                             By: /s/ Benjamin James Taylor
                                 -----------------------------
                             Name:  Ben Taylor
                             Title: Managing Director





SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT A

                                SERIES B INVESTOR



       NAME/ADDRESS/FAX NO.          NO. OF SHARES OF SERIES B PREFERRED STOCK

       Creo SRL
       2nd Street                                   31,186,312
       Barbados

                                    EXHIBIT B

                               SERIES C INVESTORS





             NAME/ADDRESS/FAX NO.                         NO. OF SHARES OF
             --------------------                         ----------------
                                                      SERIES C PREFERRED STOCK
                                                      ------------------------

   BancBoston Capital Inc.
   Attn: Jason H. Hurd                              172,413
   175 Federal Street, 10th Floor
   Boston, MA  02110
   Fax: (617) 434-1153

   Gary Herrmann
   c/o Orrick, Herrington & Sutcliffe LLP               862
   Old Federal Reserve Bank Building
   400 Sansome Street
   San Francisco, CA  94111-3143
   Fax: (415) 773-5759

   Key Principal Partners LLC
   Attn: Bill Blake                                 344,827
   127 Public Square, 2nd Floor
   Cleveland, OH  44114
   Fax: (216) 689-4121

   Mellon Ventures II, L.P.
   c/o Mellon Ventures, Inc.                      1,293,103
   Attn:  Ryan Busch
   One Mellon Center, Suite 5210
   Pittsburgh, PA  15258-0001
   Fax: (412) 236-3593

   Menlo Ventures VII, L.P.
   Attn: Doug Carlisle                               55,776
   3000 Sand Hill Road M
   Building 4 Suite 100
   Menlo Park, CA  94026
   Fax: (650) 854-8540

   Menlo Entrepreneurs Fund VII, L.P.
   Attn: Doug Carlisle                                2,474
   3000 Sand Hill Road M
   Building 4 Suite 100
   Menlo Park, CA  94026
   Fax: (650) 854-8540

               NAME/ADDRESS/FAX NO.                        NO. OF SHARES OF
               --------------------                        ----------------
                                                       SERIES C PREFERRED STOCK
                                                       ------------------------

   Iain Mickle
   c/o Orrick, Herrington & Sutcliffe LLP               862
   400 Capitol Mall, Suite 3000
   Sacramento, CA  95814
   Fax: (916) 329-4900

   Olympic Venture Partners III, L.P.
   Attn: George Clute                                30,337
   2420 Carillon Point
   Kirkland, WA  98033
   Fax: (425) 889-0153

   OVP III Entrepreneurs Fund
   Attn: George Clute                                 1,426
   2420 Carillon Point
   Kirkland, WA  98033
   Fax: (425) 889-0153

   Orrick, Herrington & Sutcliffe LLP
   Old Federal Reserve Bank Building                 13,000
   400 Sansome Street
   San Francisco, CA  94111-3143
   Fax: (415) 773-5759

                                    EXHIBIT C
                                    ---------

                               SERIES D INVESTORS
                               ------------------


                                                       NO. OF SHARES OF
                                                       ----------------
  NAME/ADDRESS/TAX NO.                             SERIES D PREFERRED STOCK
  --------------------                             ------------------------

  Mellon Ventures II, L.P.                                     293,125
  c/o Mellon Ventures, Inc.
  Attn:  Ryan Busch
  One Mellon Center, Suite 5210
  Pittsburgh, PA  15258-0001
  Fax: (412) 236-3593

                                    EXHIBIT D
                                    ---------

                             COMMON STOCK INVESTORS
                             ----------------------


                                                          NO. OF SHARES
            NAME/ADDRESS/ TAX NO.                    OF CLASS A COMMON STOCK
            ---------------------                    -----------------------


            Efi Gildor                                       101,925
            163 John Street
            Greenwich, CT  06831

            Nicholas C. Rigopulos                             8,493
            41 Commonwealth Avenue, #4
            Boston, MA  02116

            Iphigonia M. Rigopulos                            2,831
            47 Woodbury Road
            Watertown, CT  06795

            Creo SRL                                        1,132,502
            2nd Street
            Holetown
            St. James
            Barbados

            Kevin Cook                                         566
            3018 Clay Street
            San Francisco, CA  94115

            Eric Satz                                          566
            3627 21st Street
            San Francisco, CA  94114

            Eric Woodward                                     2,831
            1550 Lombard Street
            San Francisco, CA  94123

            Michael Ogborne                                   2,831
            2059 Broadway Street
            San Francisco, CA  94115-1537

            Gregory S. Ager                                   1,132
            176 Baypoint Drive
            San Rafael, CA  94901

            Charlie Grisi
            200 W. Fairlawn Boulevard
            Akron, OH  44313                                  14,156

            Laurel Advisors, LLC
            Christopher Allick,
            Managing Partner
            3565 Washington Street                            11,325
            San Francisco, CA  94118

            Robert G. McCreary, III                           5,662
            3160 Topping Lane
            Hunting Valley, OH  44022

            Doug Holmes                                       11,325
            1421 Chagrin River Road
            Gates Mills, OH  44040

            Robert B. Shepherd                                5,662
            357 South Island
            Rocky River, OH  44116-1734

            JD Sullivan                                       5,622
            13715 Shaker Boulevard, 2B
            Cleveland, OH  44120

            Mark Shafir                                       2,831
            38 Bigelow Avenue
            Mill Valley, CA  94941-1108

            John Hollister                                    5,662
            110 Dorset Drive
            Chagrin Falls, OH  44022

            Paul Schneir                                      8,493
            36050 Pepper Drive
            Solon, OH  44139

            Tom Coury                                         20,385
            5240 Smith Road
            Brookpark, OH  44142

            Jay Coury                                         13,590
            (Robert M. Coury Trust)
            3737 Greenbriar Circle
            Westlake, OH  44145

                                    EXHIBIT E

                               SERIES E INVESTORS



                                                         NO. OF SHARES
NAME/ADDRESS/FAX NO.                                    OF SERIES E-1
                                                        PREFERRED STOCK
   Mellon Ventures II, L.P.
   c/o Mellon Ventures, Inc.                                3,125,000
   Attn:  Ryan Busch
   One Mellon Center, Suite 5210
   Pittsburgh, PA  15258-0001
   Fax: (412) 236-3593

   Creo SRL
   2nd Street                                               8,000,000
   Holetown
   St. James
   Barbados

   HarbourVest Partners VI - Direct Fund L.P.
   Attn:  Ofer Nemorivsky                                   3,750,000
   One Financial Center, 44th Floor
   Boston, MA 02111
   Fax: (617) 350-0305

   WPG Software Fund, L.P.
   Attn: Ben Taylor                                          172,725
   555 California Street, Suite 3130
   San Francisco, CA 94104
   Fax: (415) 989-5108

   WPG Institutional Software Fund, L.P.
   Attn: Ben Taylor                                          272,775
   555 California Street, Suite 3130
   San Francisco, CA 94104
   Fax: (415) 989-5108

   WPG Raytheon Software Fund, L.P.
   Attn: Ben Taylor                                          304,500
   555 California Street, Suite 3130
   San Francisco, CA 94104
   Fax: (415) 989-5108

   Seligman New Technologies Fund II, Inc.
   c/o J. & W. Seligman and Co. Incorporated                1,750,000
   100 Park Avenue
   New York, NY 10017
   Attn:  Dennis Crilly
   Fax:  (212) 922-5731

                                    EXHIBIT F
                                    ---------

                               SERIES F INVESTORS
                               ------------------


                                                         NO. OF SHARES
                                                         -------------
NAME/ADDRESS/FAX NO.                                OF SERIES F PREFERRED
--------------------                                ---------------------
                                                             STOCK
                                                             -----

   Mellon Ventures II, L.P.                                 1,861,048
   c/o Mellon Ventures, Inc.
   Attn:  Ryan Busch
   One Mellon Center, Suite 5210
   Pittsburgh, PA  15258-0001
   Fax: (412) 236-3593

   HarbourVest Partners VI - Direct Fund L.P.               1,163,155
   Attn:  Ofer Nemorivsky
   One Financial Center, 44th Floor
   Boston, MA 02111
   Fax: (617) 350-0305

   Weiss, Peck & Greer, L.L.C.                                188,736
   Attn: Ben Taylor
   555 California Street, Suite 3130
   San Francisco, CA 94104
   Fax: (415) 989-5108

   Seligman New Technologies Fund II, Inc.                   697,893
   c/o J. & W. Seligman and Co. Incorporated
   100 Park Avenue
   New York, NY 10017
   Attn:  Dennis Crilly
   Fax:  (212) 922-5731


                                      F-1